                                    AGREEMENT

         This Agreement is made by and among Raymond J. Milchovich ("Optionee")
and Kaiser Aluminum Corporation and Kaiser Aluminum & Chemical Corporation, both
Delaware corporations (together, the "Company").

         WHEREAS, the Company granted to Optionee a stock option to purchase
750,000 shares of common stock, $.01 par value per share, of Kaiser Aluminum
Corporation, and the terms and conditions of such grant are set forth in that certain Time-Based Stock Option Grant between Optionee and the Company having an effective date of June 1, 1999 (the "1999 Grant"); and

         WHEREAS, Optionee and the Company desire to amend the 1999 Grant to cancel 250,000 of the Option Shares and to allocate such canceled Option Shares among the Option Price categories and vesting installment dates specified in the
1999 Grant; and

         WHEREAS, Optionee and the Company desire to evidence the grant of a new stock option to Optionee to purchase up to 250,000 Option Shares and to specify the terms and conditions applicable thereto;

         NOW, THEREFORE, Optionee and the Company hereby agree as follows:

         1. All capitalized terms used herein shall have the meanings provided in the 1999 Grant unless otherwise specifically provided herein.

         2. Effective as of April 12, 2000, the 1999 Grant is amended to cancel
250,000 of the Option Shares comprised as follows: 50,000 Option Shares with a
Base Exercise Price of $9.50 per Option Share, 100,000 Option Shares with a Base
Exercise Price of $12.35 per Option Share, and 100,000 Option Shares with a Base
Exercise Price of $14.25 per Option Share. Provided Optionee's Qualified Service
Period has not previously terminated, and subject to the terms of the last sentence of Paragraph 4 of the 1999 Grant, the Option Shares thereafter remaining under the 1999 Grant shall become Vested Options, as allocated by Base
Exercise Price, as of 12:01 a.m. Houston time on the following schedule:

                                                  Option Shares
                                                  -------------
                                   $9.50             $12.35           $14.25
                                   -----             ------           ------

            January 1, 2001        30,000            60,000           60,000
            January 1, 2002        30,000            60,000           60,000
            January 1, 2003        30,000            60,000           60,000
            January 1, 2004        10,000            20,000           20,000

Except as expressly set forth herein, the terms and conditions of the 1999 Grant are hereby ratified and affirmed.

         3. This Agreement evidences that the Company has granted to Optionee, effective as of April 12, 2000, the right, privilege and option to purchase up to 250,000 Option Shares comprised as follows: 50,000 Option Shares with a Base
Exercise Price of $9.50 per Option Share, 100,000 Option Shares with a Base
Exercise Price of $12.35 per Option Share, and 100,000 Option Shares with a Base
Exercise Price of $14.25 per Option Share. Provided Optionee's Qualified Service
Period has not previously terminated, and subject to the same terms as are set forth in the last sentence of Paragraph 4 of the 1999 Grant, such Option Shares shall become Vested Options, as allocated by Base Exercise Price, as of 12:01
a.m. Houston time on the following schedule:

                                                 Option Shares
                                                 -------------
                                   $9.50             $12.35           $14.25
                                   -----             ------           ------

            January 1, 2004        20,000            40,000           40,000
            January 1, 2005        30,000            60,000           60,000

Except as expressly set forth herein, such stock option is granted on the same terms and conditions as are set forth in the 1999 Grant.

         IN WITNESS WHEREOF, Optionee and the Company have executed this
Agreement effective as of the 12th day of April, 2000.

                                            "COMPANY"

                                            KAISER ALUMINUM CORPORATION

                                            By:      /S/ JOHN BARNESON
                                            John Barneson
                                            Vice President and Chief Administrative Officer

                                            KAISER ALUMINUM & CHEMICAL CORPORATION

                                            By:      /S/ JOHN BARNESON
                                            John Barneson
                                            Vice President and Chief Administrative Officer

                                            "OPTIONEE"

                                            /S/ RAYMOND J. MILCHOVICH
                                            Raymond J. Milchovich